SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [ X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]

Preliminary Proxy Statement

[  ]

Confidential, for use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material Pursuant to §240.14a-12

   VENTURE LENDING & LEASING IV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]

No fee required.

[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)

Title of each class of securities to which transaction applies:

______________________________________________________

(2)

Aggregate number of securities to which transaction applies:

______________________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________

(4)

Proposed maximum aggregate value of transaction:

______________________________________________________

(5)

Total fee paid:

______________________________________________________

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

______________________________________________________

(2)

Form, Schedule or Registration Statement No.:

______________________________________________________

(3)

Filing Party:

______________________________________________________

(4)

Date Filed:

______________________________________________________

VENTURE LENDING & LEASING IV, INC.

2010 North First Street, Suite 310

San Jose, California 95131

(408) 436-8577

August 25, 2004

To Our Shareholders:

We have called a special meeting of our shareholders for Friday, September 10, 2004 to commence at 9:00 a.m., in our offices.  At the special meeting we will seek the approval of the shareholders of Venture Lending & Leasing IV, Inc. (the “Fund”) of an amendment and restatement (the “Amendment”) of the Fund’s Articles of Incorporation (“Articles”) to allow the Fund to more closely resemble a bankruptcy-remote, special purpose entity.  The Amendment to our Articles is a condition established by our lenders to their commitments to make a securitized credit facility available to the Fund.

The Amendment will require that our activities be limited to those of a business development company that has elected to be governed by the Investment Company Act 1940, and will include in our Articles requirements that we conduct our business separate from the businesses conducted by our affiliates, guidelines that we have observed since the organization of the Fund.  In addition, the Amendment will require the appointment to our Board of Directors of a “Designated Director,” and will require the unanimous consent of our Board for the taking of certain actions, including the institution of bankruptcy or insolvency proceedings by the Fund or the consent to the institution of any such proceedings against the Fund.

The Board of Directors of the Fund approved the Amendment on August 18, 2004.  The Board of Directors recommends that you approve the Amendment.  You do not need to attend the meeting to participate.  Whether you plan to attend the meeting or not, we urge you to sign, date and return the enclosed proxy in order that as many shares as possible may be present at the meeting.  Each proxy is revocable and will not affect your right to vote in person.  Therefore, even if you execute a proxy, you may still attend the meeting of shareholders and vote your shares in person.

Very truly yours,

/s/ Ronald W. Swenson

Ronald W. Swenson

Chairman of the Board and

Chief Executive Officer

VENTURE LENDING & LEASING IV, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 10, 2004

TO THE SHAREHOLDERS OF VENTURE LENDING & LEASING IV, INC.:

A special meeting of the shareholders of Venture Lending & Leasing IV, Inc. (the “Fund”) will be held at 9:00 a.m., pacific time, on Friday, September 10, 2004, at the office of Westech Investment Advisors, Inc. (“Westech”), 2010 North First Street, Suite 310, San Jose, California 95131, to consider and vote on the following matter:

Approval of the amendment and restatement of the Fund’s Articles of Incorporation as set forth in Appendix A to the enclosed Proxy Statement (the “Amendment”) pursuant to which (i) the Fund’s activities will be limited to those of a business development company that has elected to be governed by the Investment Company Act 1940, (ii) the Fund will be required to conduct its business separate from the businesses conducted by its affiliates, (iii) a “Designated Director” will be required to be appointed to the Board of Directors, and (iv) the unanimous consent of the Board of Directors will be required for the taking of certain actions, including the institution of bankruptcy or insolvency proceedings by the Fund or the consent to the institution of any such proceedings against the Fund.

Each shareholder that owned Fund shares as of the close of business on July 15, 2004 is entitled to vote at the meeting.  Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy and return it to us.  A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.

Very truly yours,

/s/ Ronald W. Swenson

Ronald W. Swenson

Chairman of the Board and

Chief Executive Officer

August 25, 2004

VENTURE LENDING & LEASING IV, INC.

2010 North First Street, Suite 310

San Jose, California  95131

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

September 10, 2004

Your vote at this special meeting is important to us.  Please vote your shares of Common Stock by completing the enclosed proxy and returning it to us.  The enclosed proxy is solicited by the Fund’s Board of Directors.  This proxy statement will be first mailed to our shareholders on or around August 25, 2004.

Annual and Semi-Annual Reports.  The Fund commenced business in May 2004, and has therefore not yet prepared or distributed an annual report.  Shareholders may obtain a copy of the Fund’s Registration Statement on Form 10 and Quarterly Report on Form 10-Q for the second quarter of 2004, without charge, by contacting the Fund as specified below under “Further Information.”

CONTENTS

Page

Summary of Proposal

2

General Information About Meeting and the Fund.

3

The Fund's Business; Venture Lending & Leasing IV LLC

6

The Proposal

7

Security Ownership of Certain Beneficial Owners and Management

10

Submission of Shareholder Proprosals

11

Incorporation of Certain Documents by Reference

11

Further Information

11

Appendices

Form of Amendment and Restatement of Articles of Incorporation

A

Form of Amendment and Restatement of Articles of Incorporation, marked to show changes from current Articles of Incorporation

B

VENTURE LENDING & LEASING IV, INC.

2010 North First Street, Suite 310

San Jose, California 95131

______________

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

September 10, 2004

SUMMARY OF PROPOSAL

The Proposal

Under the proposal, the Articles of Incorporation (the “Articles”) of Venture Lending & Leasing IV, Inc. (the “Fund”) would be amended and restated (the “Amendment”) to allow the Fund to more closely resemble a bankruptcy-remote, special purpose entity (an “SPE”).

Reason for the Proposal	The purpose of the Amendment is to satisfy one of the conditions established by our lenders to their commitments to make a securitized credit facility available to the Fund.
Vote Required	Approval of the Amendment requires the approval of the holders of at least a majority of the outstanding common stock (the “Shares”) of the Fund.
Recommendation	Our Board of Directors has unanimously approved and recommends that you vote “FOR” the proposal. See “The Proposal- Recommendation of the Fund’s Board of Directors.”

GENERAL INFORMATION ABOUT MEETING AND THE FUND

Meeting Date; Time; and Location	Friday, September 10, 2004, 9:00 A.M., at the offices of Westech, located at 2010 North First Street, Suite 310, San Jose, California 95131.
Quorum	Holders of a majority of the issued and outstanding Shares, present in person or by proxy, will constitute a quorum for the transaction of business at the meeting.
Record Date; Shares Entitled to Vote

July 15, 2004.  Only shareholders of the Fund as of the close of business on the Record Date will be entitled to vote at the meeting.  We had 100,000 Shares outstanding and entitled to vote as of the close of business on the Record Date.  Each of those Shares is entitled to one vote on each matter to come before the meeting. The enclosed proxy card shows the number of Shares you can vote.

Voting Procedure

After you read and consider the information in this proxy statement, mark your proxy with respect to each matter, and then return to us your signed and dated proxy as promptly as possible. To make sure you are represented at the meeting, you should return your proxy whether or not you plan to attend.  Because the proposal requires the approval of the holders of a majority of the outstanding Shares of the Fund, your failure to return a proxy will have the effect of voting AGAINST the proposal.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes are each not counted in determining the number of Shares voting for or against the proposal.  However, abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum of shareholders at the meeting.  A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on the proposal because the nominee does not have discretionary voting power with respect to the proposal and has not received instructions from the beneficial owner or other person entitled to vote.

How Votes will be Counted

The proposal requires the approval of the holders of at least a majority of the outstanding Shares.  Therefore, abstentions will have the effect of a vote AGAINST the proposal.  If a shareholder or nominee returns a proxy but does not vote (for, against, or abstain) on the proposal, then the management proxies will vote the Shares represented by the proxy FOR the proposal.

The Fund’s Manager	The Fund’s manager is Westech Investment Advisors, Inc., a California corporation (“Westech”), whose address is 2010 North First Street, Suite 310, San Jose, California 95131.
Annual Report

The Fund commenced business in May 2004, and has therefore not yet prepared or distributed an annual report.  Shareholders may obtain a copy of the Fund’s Registration Statement on Form 10 and Quarterly Report on Form 10-Q for the second quarter of 2004, without charge, by contacting the Fund as specified below under “Further Information.”

Further Information	Questions concerning this proxy statement should be directed to Douglas D. Reed, Chief Financial Officer and Secretary of the Fund, at (408) 436-8577, ext. 17, or by email to dougr@westerntech.com.
Special Note About Forward- Looking Statements

Except for the historical statements and discussions thereof contained in this proxy statement, statements in this proxy statement constitute forward-looking statements.  In addition, other written or oral statements which constitute forward-looking statements have been made and may be made in the future by the Fund, Venture Lending & Leasing IV LLC, or both.

You should not put undue reliance on forward-looking statements. We have an obligation to update and disclose any material developments related to information disclosed in this proxy statement through and including the date of the meeting.  However, we undertake no obligation to update or revise any forward-looking statements that are or may be affected by developments which our management do not deem material. When used or incorporated by reference in this proxy statement, the words “anticipate,” “estimate,” “project” and similar expressions are intended to identify forward-looking statements.

THE FUND’S BUSINESS; VENTURE LENDING & LEASING IV, LLC

The Fund operates as a business development company under the Investment Company Act of 1940.  Its business is to provide asset-based financing to venture capital backed companies in the form of secured loans.

The Fund’s capital has come from equity contributed by its sole shareholder, Venture Lending & Leasing IV, LLC, a Delaware limited liability company (the “Company”).  Through July 31, 2004, the Company had contributed $22,025,000 to the Fund.  The Company, in turn, has raised its capital through a private placement of its membership interests to qualified purchasers in an offering that terminated on June 18, 2004.  The Company has secured commitments from its members to contribute $250,000,000 to the Company, of which $25,000,000 had been called and received as of July 1, 2004.  Approximately $22,000,000 of the $25,000,000 contributed to the Company pursuant to the commitments of the members has been contributed to the Fund.  The Company anticipates that about 90 to 95% of the remaining commitments will be contributed to the Fund after they are called and received by the Company, with the remaining 5 to 10% of the commitments retained by the Company.  Other than contributions of capital from the Company to the Fund and anticipated distributions from the Fund to the Company, there will not be any transactions between the Fund and the Company.

As described in the Private Offering Memorandum of the Company, dated February 25, 2004 (the “Offering Memorandum”), the Fund has always intended to incur borrowings on a secured basis to augment its funds available for lending to venture capital backed companies.  The Fund is now seeking to establish a debt facility to finance its making of asset-based loans.  This facility will be a commercial paper conduit facility (the “Securitization Facility” or “Facility”) in the amount of up to $125,000,000.  The interest rate payable on amounts borrowed under the Facility varies, based on fluctuations in rates on thirty-day commercial paper notes issued by the lenders under the Facility.  The Fund intends to enter into interest rate swap transactions to hedge its interest rate risk on amounts borrowed under the Facility.  The Fund will also pay a facility fee as a percentage of the average unused amount of the lenders’ loan commitments under the Facility, which fee is customary in revolving loan facilities of this type.

Borrowings under the Securitization Facility are to be secured by the Fund’s receivables under the asset-based loans to its borrowers, plus the other assets of the Fund other than the warrants issued to the Fund by borrowers in connection with their asset-based loans, which warrants may be distributed by the Fund to the Company.  The amortization schedule for each borrowing under the Facility corresponds to the amortization of the loans supporting each borrowing.

The Fund is currently negotiating the Securitization Facility.  One of the conditions established by the lead lender to the Facility is the adoption of amendments to the Fund’s Articles of Incorporation (“Articles”), so as to enable the Fund to more closely resemble a bankruptcy-remote, special purpose entity (an “SPE”).

By qualifying as an SPE, and by obtaining credit insurance from a monoline insurer, the Fund and the lenders intend to facilitate the syndication of the Securitization Facility.  The insurer and the lenders will also receive certain up front fees for structuring and insuring the Facility.

The Fund intends to establish the Securitization Facility promptly after it files the Amendment with the Maryland Department of Assessments and Taxation.

THE PROPOSAL

Summary of the Proposal

The following is a summary of the Amendment, and is qualified in its entirety by reference to the full text of the Amendment, included herewith as Appendix A.  A copy of the Amendment marked to show changes from the current Articles of the Fund is included with this proxy statement as Appendix B.

•

By the Amendment, Article XV shall be added to the Articles, to be effective as long as the Fund owes any indebtedness or is subject to any other liabilities under the Securitization Facility.

•

By the Amendment, the Fund will be limited to carrying on its business as a business development company under the Investment Company Act of 1940, and to the conduct of such other business that is incidental and necessary and appropriate to the conduct of such business.

•

The Amendment will require the appointment of one additional director to the Fund’s Board of Directors who shall qualify as a “Designated Director.”  A Designated Director is defined to mean a director of the Fund who is not, and has not been at any time during the preceding five years, (i) a shareholder, director (other than as a Designated Director of the Fund or of any special purpose affiliate organized by the Fund), officer, employee, partner, or attorney of the Fund, or of any affiliate of the Fund; (ii) a customer, supplier, or other person who derives any of its purchases or revenues from its activities with the Fund or with any affiliate of the Fund; (iii) a person controlling or under common control with any such shareholder, partner, customer, supplier or other person; or (iv) a member of the immediate family of any such shareholder, director, officer, employee, partner, customer, supplier, or other person.  The Fund will treat the Designated Director as an “interested person” of Westech under the Investment Company Act of 1940.

•

The Bylaws of the Fund require that, whenever there is a vacancy on the Board due to the creation of a new directorship, the vacancy will be filled by majority vote of the other members of the Board of Directors. Since the Amendment increases the size of the Board of Directors from six to seven members in order to accommodate the Designated Director, the initial Designated Director will be appointed by majority vote of the entire Board of Directors, rather than elected by the shareholders of the Fund.  The Board of Directors will select an individual that meets the requirements of a Designated Director set forth above.  The Amendment further provides that in the event of the death, resignation, expulsion, incapacity or removal of the Designated Director, the successor Designated Director will be elected by the majority vote of the remaining Directors.  The Board of Directors will select an individual that meets the requirements of a Designated Director set forth above.  The Amendment further provides that in the event of the death, resignation, expulsion, incapacity or removal of the Designated Director, the successor Designated Director will be elected by the majority vote of the remaining Directors.  Under Maryland law, however, the shareholders have both the right to remove any Director, including the Designated Director, with or without cause, and to appoint successor Designated Directors in the event of the removal of any Director, again, including the Designated Director.

•

The Amendment shall add to the Articles policies to be observed by the Fund to insure its separateness from its affiliates and those entities that do business with the Fund, including a prohibition on commingling the assets of the Fund with those of any other entity; the maintenance of separate books and records and financial statements; the observance of all corporate formalities; the conduct of relations with affiliates on an arms-length basis; a prohibition on the execution of guaranties of, or pledges of its assets for, the debts of any other entity; and the maintenance of adequate capital in light of the Fund’s contemplated business operations.

•

By the Amendment, the dissolution or liquidation of the Fund, the institution of proceedings to be adjudicated a bankrupt or insolvent, any consent to the institution of bankruptcy or insolvency proceedings against the Fund, the consent to the appointment of a receiver, trustee, liquidator, or other similar official, and like actions, shall require the unanimous consent of the Directors of the Fund, including the Designated Director.

•

The Amendment includes specific provisions directing the Designated Director, when considering voting on any such matter, to consider his or her primary fiduciary duty to be to the Fund (including, without limitation, to its creditors), and not to the shareholders of the Fund. Because the Amendment directs the Designated Director to consider his or her primary fiduciary duty to be to the Fund (including, without limitation, to its creditors), and not the shareholders of the Fund, when voting on certain matters, Article XV could create a conflict of interest for the Designated Director among his or her duties to the Fund and the creditors or shareholders of the Fund when voting on such matters.  For example, if the Fund were to experience financial problems, voting to approve bankruptcy or similar proceedings may be in the best interests of the shareholders but not of the creditors of the Fund.  Furthermore, if the shareholders of the Fund were to bring an action for breach of fiduciary duties against the Designated Director, the Designated Director may be able to assert the provisions of Article XV of the Amendment as a defense in such action.

•

Since the Amendment requires the unanimous consent of the Board of Directors for bankruptcy or similar proceedings (which includes the consent of the Designated Director, whose primary fiduciary duty will be to the corporation (and its creditors) and not to the shareholders), there is less of a likelihood that the Fund will be able to use bankruptcy or similar proceedings as an offensive measure to prevent creditors from exercising certain remedies in the event the Fund experiences financial problems.  This provision, however, is necessary in order for the Fund to qualify for the lower interest rates available under a securitized financing facility, which lower interest rates benefit the Fund’s shareholders.  In order to qualify for the securitized facility, the Fund must be rated by rating agencies, which require the Fund to more closely resemble a bankruptcy-remote, special purpose entity. A provision requiring the unanimous consent of the Board, including the Designated Director, to bankruptcy or similar proceedings is a typical characteristic of such entities.

•

Any actions the Fund or its Directors, including the Designated Director, take or authorize as a result of Article XV of the Amendment will be consistent with the fiduciary obligations required of directors by the Investment Company Act of 1940.

The effect of the Amendment will be to enhance the position of the Fund’s lenders under the Securitization Facility, and to enable the Designated Director of the Fund to give greater weight to such interests in relation to the interests of the Fund’s shareholders than might otherwise be the case absent the Amendment.

Dissenters’ Rights

Under Maryland law, the law that governs the Fund, the shareholders of the Fund do not have dissenters’ rights with respect to the amendment and restatement of the Fund’s Articles of Incorporation.

Recommendation of the Fund’s Board of Directors

Our Board of Directors unanimously recommends that you vote FOR the approval of the proposal.

Vote Required

Adoption of the proposal requires the approval of the holders of a majority of the outstanding Shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 1, 2004, there were 100,000 outstanding shares of Common Stock of the Fund, $0.001 par value per share.  All of the outstanding shares of Common Stock of the Fund are currently held of record by Venture Lending & Leasing IV, LLC, a Delaware limited liability company (the “Company”), whose address is c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, California 95131.

Pursuant to the Operating Agreement of the Company, the members of the Company have pass-through voting rights with respect to actions proposed at meetings of the shareholders of the Fund or submitted for the consent of the shareholders of the Fund.  Before consenting to the Amendment, therefore, the Company shall seek the approval of the Amendment by the holders of a majority of the outstanding membership interests of the Company.  The Company, as the sole shareholder of the Fund, shall not vote to approve the Amendment without obtaining the approval of the Amendment by the members of the Company.  If the members of the Company approve the Amendment before the date scheduled for the special meeting of the shareholders of the Fund, then the Company, as the sole shareholder of the Fund, may waive notice of the meeting and hold the meeting at an earlier date.

Because the members of the Company possess “pass-through” voting rights, the following table sets forth, as of July 1, 2004, each person whom we know beneficially owns more than 5% of the outstanding membership interests of the Company.  No director or executive officer of the Fund owns in excess of 1% of the shares of membership interests of the Company.  Westech, all the stock of which is owned by Ronald W. Swenson and Salvador O. Gutierrez, executive officers and directors of the Fund, owned 700 shares of membership interests in the Company as of July 1, 2004.  A trust for the benefit of Salvador O. Gutierrez and Mary Anderson owned 1,200 shares of membership interests in the Company.  A trust for the benefit of Ronald W. Swenson and Bonnie S. Swenson owned 1,000 shares of membership interests in the Company.  Jay L. Cohan, an executive officer of the Fund, owned 300 shares of membership interests in the Company through a retirement account.  Brian R. Best, an executive officer of the Fund, owned 200 shares of membership interests in the Company through a retirement account.  Maurice Werdegar, an executive officer of the Fund, owned 100 shares of membership interests in the Company through a retirement account.

Unless otherwise indicated, each of the persons listed in the table has sole voting and investment power with respect to membership interests of the Company shown.  The address of each of the persons listed is c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, California 95131.

Name of Beneficial Owner	Number of Shares of Membership Interests Owned	Percent of Shares of Membership Interests Outstanding
The Board of Trustees of the Leland Stanford Junior University	37,000	14.80%
Rocket Investments Pte Ltd	25,000	10.00%
Gordon E. and Betty I. Moore Foundation	25,000	10.00%
Pfizer, Inc.	25,000	10.00%
University of Notre Dame du Lac	15,000	6.00%
All directors and executive officers as a group (5 persons)	3,500	1.40%

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund currently intends to hold its 2005 annual meeting on or about May 11, 2005.  Shareholders wishing to submit proposals for inclusion in a proxy statement for the Fund’s 2005 annual meeting of shareholders should send their written proposals to the Secretary of the Fund at 2010 North First Street, Suite 310, San Jose, California 95131.  To be included in the proxy statement for the 2005 annual meeting of shareholders, proposals should be received prior to December 10, 2004.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

This proxy statement incorporates documents by reference which are not presented in or delivered with it.  This means that we can disclose certain information by referring our shareholders to certain documents.  These documents (other than the exhibits to such documents, unless specifically incorporated into this proxy statement by reference) are available, without charge, upon written or oral request, directed to the Secretary of the Company, identified below.

The following documents, which have been filed by the Fund with the SEC pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”) are incorporated in this proxy statement by reference and shall be deemed to be a part hereof:

 (a)

The Fund’s Registration Statement on Form 10, filed with the SEC on December 10, 2003, registering the Fund’s Common Stock, $0.001 par value, pursuant to Section 12(g) of the Exchange Act;

(b)

The Fund’s Quarterly Report on Form 10-Q, filed with the SEC on August 12, 2004; and

(c)

All documents filed by the Fund with the SEC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this proxy statement and prior to the date of the special meeting of our shareholders.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superceded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is to be deemed to be incorporated by reference modifies or supercedes such statement.  Any such statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute a part of this proxy statement.

FURTHER INFORMATION

Questions concerning this proxy statement should be directed to Douglas D. Reed, Chief Financial Officer and Secretary of the Fund, at (408) 436-8577, extension 17, or by email to dougr@westerntech.com.

The Fund does not intend to present any other business at the meeting, nor is it aware of any shareholder that intends to do so.  If, however, any other matter is properly brought before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

By Order of the Board of Directors

By /s/ Ronald W. Swenson

Ronald W. Swenson

Chairman of the Board and

Chief Executive Officer

San Jose, California

August 25, 2004

Appendix A

Form of Amendment and Restatement of Articles of Incorporation

of

Venture Lending & Leasing IV, Inc.

VENTURE LENDING & LEASING IV, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:  Venture Lending & Leasing IV, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended.

ARTICLE I

INCORPORATION

The undersigned Ronald W. Swenson, whose address is 2010 North First Street, Suite 310, San Jose, California 95131, being at least eighteen years of age, does hereby form a corporation under the general laws of the State of Maryland.

ARTICLE II

NAME OF CORPORATION

The name of the Corporation is Venture Lending & Leasing IV, Inc.

ARTICLE III

CORPORATE PURPOSES

The Corporation is formed for the following purpose or purposes:

A.

To conduct, operate, and carry on the business of a closed-end, management investment company that has elected to be treated as a business development company, pursuant to the Investment Company Act of 1940, as amended (“1940 Act”); provided, however, that the Corporation may cease to be treated as a business development company upon compliance with the requirements of the 1940 Act with respect thereto; and

B.

To exercise and enjoy all powers, rights and privileges granted to and conferred upon corporations by the Maryland General Corporation Law now or hereafter in force.

ARTICLE IV

ADDRESS OF PRINCIPAL OFFICE

The post office address of the principal office of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, Maryland, 21202.

ARTICLE V

NAME AND ADDRESS OF RESIDENT AGENT

The name and address of the resident agent of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, Maryland, 21202.

ARTICLE VI

SHARES OF STOCK

A.

The total number of shares of all classes of stock which the Corporation has authority to issue is ten million (10,000,000) shares of Common Stock, $.001 par value per share, having an aggregate par value of $10,000.

B.

No holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

C.

All shares of the Corporation’s authorized stock, when issued for such consideration as the Board of Directors may determine, shall be fully paid and nonassessable.

D.

The Board of Directors of the Corporation may, by adoption of a resolution or Bylaw, impose restrictions upon the transferability by shareholders of shares of the Corporation’s stock.

E.

No shares of the Corporation’s stock shall have any conversion or exchange rights or privileges or have cumulative voting rights.

F.

Except as otherwise required under the 1940 Act, voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of the Common Stock.  Each holder of a full or fractional share of Common Stock shall be entitled, in the case of full shares, to one vote for each such share and, in the case of fractional shares, to a fraction of one vote corresponding to the fractional amount of each such fractional share, in each case based upon the number of shares registered in such holder’s name on the books of the Corporation on the record date fixed for such purpose.

G.

Any assets of the Corporation distributed to the stockholders shall be distributed among such stockholders, in cash or in kind at  the option of the directors, in proportion to the number of full and fractional shares of Common Stock held by them and recorded on the books of the Corporation on the record date fixed for such purpose.

H.

Each holder of shares of stock shall, upon demand, disclose to the Corporation such information with respect to direct or indirect holdings of such shares as the directors or any officer or agent of the Corporation designated by the directors deem necessary to comply with provisions of the Internal Revenue Code of 1986 applicable to the Corporation, to comply with requirements of any other appropriate taxing authority, or to comply with the provisions of the 1940 Act or of the Employee Retirement Income Security Act of 1974, as any of said laws may be amended from time to time.

ARTICLE VII

BOARD OF DIRECTORS

The number of directors of the Corporation shall be six (6) which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law.  The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are Ronald W. Swenson, Salvador O. Gutierrez, J. Michael Egan, Michael G. McCaffery John F. Cogan and John Glynn.  The forgoing provisions notwithstanding, effective upon the execution of the Master Loan Agreement referred to in Article XV hereof, and continuously thereafter until all obligations, liabilities and indebtedness of the Corporation under the Master Loan Agreement have been fully paid and discharged and the loan commitments thereunder have terminated, in addition to the six directors provided for herein (or such greater or lesser number as may be provided for in the Bylaws), the Corporation shall have one additional director who shall be a Designated Director as defined in Article XV.

ARTICLE VIII

MANAGEMENT OF THE AFFAIRS OF THE CORPORATION

A.

All corporate powers and authority of the Corporation shall be vested in and exercised by, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors except as otherwise provided by statute, the charter, or the Bylaws of the Corporation.

B.

The Board of Directors shall have the exclusive power to adopt, alter, or repeal the Bylaws of the Corporation.

C.

Subject to the provisions of the Maryland General Corporation Law, the Board of Directors shall have the power to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) shall be open to inspection by stockholders.  No stockholder shall have any right to inspect any account, book, or document of the Corporation except to the extent permitted by statute or the Bylaws.

D.

The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter and in the absence of manifest error or actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock:  the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation.  To the extent not prohibited by law or by this charter or Bylaws, the Board of Directors may delegate the power to make such determinations to any one or more of the directors or officers of the Corporation, its investment adviser, administrator, custodian, or depositary of the Corporation’s assets, or another agent of the Corporation appointed for such purposes.

E.

Except as otherwise required under the 1940 Act, the Board of Directors shall have the power to make distributions, including dividends, from any legally available funds in such amounts, and in a manner and to the stockholders of record as of such a date, as the Board of Directors may determine.

ARTICLE IX

STOCKHOLDER LIABILITY

The stockholders shall not be liable to any extent for the payment of any debt of the Corporation.

ARTICLE X

MAJORITY OF VOTES

Except as otherwise provided in these Articles (including Article XV hereof) or under the 1940 Act, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE XI

SPECIAL VOTING REQUIREMENTS:  CONTROL SHARES

The Corporation shall not be governed by the provisions of Section 3-602 of the Maryland General Corporation Law.

ARTICLE XII

LIMITATION ON LIABILITY

A.

To the maximum extent permitted by the laws of Maryland (but not in violation of any applicable requirement or limitation of the 1940 Act), in each case as currently in effect or as may hereafter be amended:

1.

No director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages; and

2.

The Corporation shall have the power to obligate itself to indemnify and to advance expenses as provided in the Bylaws of the Corporation to its present and past directors, officers, employees and agents (including any person or firm appointed by the Corporation to serve as investment adviser or any similar function), and persons who are serving or have served at the request of the Corporation in similar capacities for other entities.

B.

No amendment, alteration, or repeal of this Article or the adoption, alteration, or amendment of any other provision of these Articles or the Bylaws of the Corporation inconsistent with this Article, shall adversely affect any limitation on liability or indemnification of any person under this Article with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal, or adoption.

ARTICLE XIII

LIMITED TERM OF EXISTENCE

The Corporation shall have a limited period of existence and shall cease to exist at the close of business on December 31, 2012, except that the Corporation shall continue to exist for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs.  After the close of business on December 31, 2012, if the Corporation has not liquidated and wound up its business and affairs, the directors shall become trustees of the Corporation’s assets for purposes of liquidation with the full powers granted to directors of a corporation which has voluntarily dissolved under subtitle 4 of Title 3 of the Maryland General Corporation Law or any successor statute as are necessary to liquidate the Corporation and wind up its affairs, but in no event with lesser power than the powers granted by such subtitle as of the date of incorporation of the Corporation.

ARTICLE XIV

RIGHT OF AMENDMENT

Subject to Article XV hereof, any provision of these Articles may be amended, altered, or repealed upon the affirmative vote of a majority of all the votes entitled to be cast on the matter.

ARTICLE XV

SPECIAL PURPOSE PROVISIONS

Effective upon the execution of that certain Master Loan Agreement dated as of September __, 2004 (as the same may be amended or restated from time to time, the “MLA”) among the Corporation, the CP Lenders from time to time party thereto, the Conduit Agents from time to time party thereto, the Liquidity Agents from time to time party thereto, and Societe Generale, as Program Agent thereunder, and thereafter continuously until the date on which all obligations, liabilities and indebtedness of the Corporation under the MLA have been fully paid and discharged, and the loan commitments of the CP Lenders thereunder have been terminated, Articles I through XIV above and the Bylaws of the Corporation are subject to this Article XV. This Article XV shall control in the event there is a conflict between the terms of this Article XV and Articles I through XIV above or the Bylaws of the Corporation. All capitalized terms used in this Article XV and not otherwise defined herein shall have the same meaning which they have in the MLA.

A.

The purposes for which the Corporation is organized are limited to (i) those set forth in Section A of Article III, and (ii) transacting any and all lawful business for which a corporation may be incorporated under the Maryland General Corporation Law that is incidental and necessary or appropriate to the foregoing.

B.

The indemnification obligations of the Corporation set forth in paragraph 2 of Section A of Article XII and in the Corporation’s Bylaws, shall (except to the extent covered by insurance) be fully subordinated in right of payment to the obligations of the Corporation under the MLA.

C.

The Corporation shall at all times observe the following:

1.

At all times after the Closing Date, at least one of the directors of the Corporation shall be a Designated Director. A “Designated Director” shall mean a director of the Corporation who is not at the time of initial election, or at any time while serving as a director of the Corporation, and has not been at any time during the preceding five (5) years: (a) a stockholder, director (with the exception of serving as the Designated Director of the Corporation and any other bankruptcy-remote special purpose entity formed for the sole purpose of securitizing, or facilitating the securitization of, assets of any Affiliate of the Corporation), officer, employee, partner, attorney or counsel of the Corporation, or any Affiliate; (b) a customer, supplier or other person or entity who derives any of its purchases or revenues from its activities with the Corporation or any Affiliate; (c) a person or entity controlling or under common control with any such stockholder, partner, customer, supplier or other person or entity; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other person or entity. “Affiliate” means a person or entity other than the Corporation (i) that directly or indirectly controls or is controlled by or is under common control with the Corporation, (ii) that is an officer of, partner in, or trustee of, or serves in a similar capacity with respect to, the Corporation, or (iii) that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of the Corporation or of which the Corporation is directly or indirectly the owner of 10% or more of any class of equity securities. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise. “Affiliate” of the Corporation does not include a person or entity that is a partner in one or more partnerships or joint ventures with the Corporation or any other Affiliate of the Corporation if such person or entity is not otherwise an Affiliate of the Corporation.  No resignation or removal of a Designated Director, and no appointment of a successor Designated Director, shall be effective until such successor shall have accepted his or her appointment as a Designated Director by a written instrument.  If a Designated Director dies, resigns, is expelled, becomes incapacitated or is removed, or such position is otherwise vacant, no action requiring the unanimous vote of the Board of Directors of the Corporation shall be taken (including, without limitation, any action pursuant to this Article XV) until a successor Designated Director is elected and qualified and approves of such action.  In the event of the death, resignation, expulsion, incapacity or removal of a Designated Director, or a vacancy for any other reason, a successor Designated Director shall be elected by a majority of the remaining directors. When voting on whether the Corporation will take any action described in Section D. of this Article XV, the Designated Director shall owe his or her primary fiduciary duty or other obligation to the Corporation (including, without limitation, the Corporation’s creditors);

2.

The Corporation shall not engage in any business or activity, or incur any indebtedness or liability, other than as expressly permitted by the MLA;

3.

The Corporation shall maintain books and records separate from any other person or entity;

4.

The Corporation shall maintain its bank accounts separate from any other person or entity;

5.

The Corporation shall not commingle its assets with those of any other entity, and shall hold all of its assets in its own name;

6.

The Corporation shall conduct its own business in its own name;

7.

The Corporation shall maintain separate financial statements showing its assets and liabilities separate and apart from those of any other person or entity and shall not have its assets listed on the financial statement of any other entity; provided, however, that the Corporation may be included in consolidated tax returns and financial statements and reports so long as such consolidated tax returns and financial statements and reports show the Corporation and other entities shown therein as separate legal entities and disclose that (i) the assets and credit of the Corporation are not available to pay the debts or obligations of any other entity and (ii) the assets and credit of any other entity shown therein are not available to pay the debts or obligations of the Corporation (except on account of any written guaranty given by such other entity of the Corporation’s obligations under or relating to the MLA);

8.

The Corporation shall file its tax returns separate from any other entity, and not file a consolidated federal income tax return with any other corporation; provided, however, that the Corporation may be included in consolidated tax returns and financial statements and reports so long as such consolidated tax returns and financial statements and reports show the Corporation and other entities shown therein as separate legal entities and disclose that (i) the assets and credit of the Corporation are not available to pay the debts or obligations of any other entity and (ii) the assets and credit of any other entity shown therein are not available to pay the debts or obligations of the Corporation (except on account of any written guaranty given by such other entity of the Corporation’s obligations under or relating to the MLA);

9.

The Corporation shall pay its own liabilities and expenses out of its own funds;

10.

The Corporation shall observe all corporate formalities specified in applicable corporation laws;

11.

The Corporation shall maintain an arm's-length relationship with its affiliates and engage in transactions with affiliates only on commercially reasonable terms;

12.

The Corporation shall not guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of others;

13.

The Corporation shall not acquire obligations or securities of its shareholders;

14.

The Corporation shall allocate fairly and reasonably any overhead for shared office space;

15.

The Corporation shall use separate invoices and checks bearing its own name;

16.

The Corporation shall hold itself out as a separate entity;

17.

The Corporation shall correct any known misunderstanding regarding its separate identity;

18.

The Corporation shall maintain adequate capital in light of its contemplated business operations;

19.

The Corporation shall not identify itself as a division of any other entity; and

20.

The Corporation shall not amend any provision of this Article XV unless the Corporation receives (i) confirmation from each of the Rating Agencies that such amendment would not result in the qualification, downgrade or withdrawal of any applicable securities rating, and (ii) approval of such amendment by the Majority Lenders (at the direction of the Controlling Beneficiary).

D.

The Corporation shall not, without the unanimous consent of all of the directors of the Corporation, including the Designated Director:

1.

amend, alter, change or repeal this Article XV; or

2.

(i) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Corporation, (iii) file a petition seeking or consenting to a reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (iv) consent to the appointment of a receiver, trustee, liquidator, sequestrator or assignee or other similar official for the Corporation or a substantial part of its property, (v) make a general assignment for the benefit of creditors, (vi) admit in writing to the inability of the Corporation to pay its debts generally as they become due, (vii) merge or consolidate with any other entity, or otherwise acquire substantially all of the assets of any other entity or convey, sell or transfer all or substantially all of its properties and assets except as otherwise permitted under the MLA or (viii) take any corporate action in furtherance of the actions set forth in clauses (i) through (vii) of this paragraph.

THIRD:  The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Corporation’s current resident agent is as set forth in Article V of the foregoing amendment and restatement of the charter.

SIXTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

SEVENTH:  The undersigned Chief Executive Officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this ______ of _________________, 2004.

ATTEST: _________________________________ ______________________, Secretary	VENTURE LENDING & LEASING IV, INC. By: __________________________ Name: _____________________________ Title: Chief Executive Officer

Appendix B

Form of Amendment and Restatement of Articles of Incorporation

of

Venture Lending & Leasing IV, Inc.

Marked to Show Changes

~~ARTICLES OF INCORPORATION~~
~~OF~~

VENTURE LENDING & LEASING IV, INC.

~~ARTICLE I~~

~~INCORPORATION~~

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:  Venture Lending & Leasing IV, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended.

ARTICLE I
INCORPORATION

The undersigned~~,~~ Ronald W. Swenson, whose address is 2010 North First Street, Suite 310, San Jose, California 95131, being at least eighteen years of age, does hereby form a corporation under the general laws of the State of Maryland.

~~ARTICLE II~~

~~NAME OF CORPORATION~~

ARTICLE II
NAME OF CORPORATION

The name of the Corporation is Venture Lending & Leasing IV, Inc.

~~ARTICLE III~~

~~CORPORATE PURPOSES~~

ARTICLE III
CORPORATE PURPOSES

The Corporation is formed for the following purpose or purposes:

A.

To conduct, operate, and carry on the business of a closed-end, management investment company that has elected to be treated as a business development company, pursuant to the Investment Company Act of 1940, as amended (“1940 Act”); provided, however, that the Corporation may cease to be treated as a business development company upon compliance with the requirements of the 1940 Act with respect thereto; and

B.

To exercise and enjoy all powers, rights and privileges granted to and conferred upon corporations by the Maryland General Corporation Law now or hereafter in force.

~~ARTICLE IV~~

~~ADDRESS OF PRINCIPAL OFFICE~~

ARTICLE IV
ADDRESS OF PRINCIPAL OFFICE

The post office address of the principal office of the Corporation in the State of Maryland is CSC~~-~~-Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, Maryland, 21202.

~~ARTICLE V~~

~~NAME AND ADDRESS OF RESIDENT AGENT~~

ARTICLE V
NAME AND ADDRESS OF RESIDENT AGENT

The name and address of the resident agent of the Corporation in the State of Maryland is CSC~~-~~-Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, Maryland, 21202.

~~ARTICLE VI~~

~~SHARES OF STOCK~~

ARTICLE VI
SHARES OF STOCK

A.

The total number of shares of all classes of stock which the Corporation has authority to issue is ten million (10,000,000) shares of Common Stock, $.001 par value per share, having an aggregate par value of $10,000.

B.

No holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

C.

All shares of the Corporation’s authorized stock, when issued for such consideration as the Board of Directors may determine, shall be fully paid and nonassessable.

D.

The Board of Directors of the Corporation may, by adoption of a resolution or Bylaw, impose restrictions upon the transferability by shareholders of shares of the Corporation’s stock.

E.

No shares of the Corporation’s stock shall have any conversion or exchange rights or privileges or have cumulative voting rights.

F.

Except as otherwise required under the 1940 Act, voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of the Common Stock.  Each holder of a full or fractional share of Common Stock shall be entitled, in the case of full shares, to one vote for each such share and, in the case of fractional shares, to a fraction of one vote corresponding to the fractional amount of each such fractional share, in each case based upon the number of shares registered in such holder’s name on the books of the Corporation on the record date fixed for such purpose.

G.

Any assets of the Corporation distributed to the stockholders shall be distributed among such stockholders, in cash or in kind at  the option of the directors, in proportion to the number of full and fractional shares of Common Stock held by them and recorded on the books of the Corporation on the record date fixed for such purpose.

H.

Each holder of shares of stock shall, upon demand, disclose to the Corporation such information with respect to direct or indirect holdings of such shares as the directors or any officer or agent of the Corporation designated by the directors deem necessary to comply with provisions of the Internal Revenue Code of 1986 applicable to the Corporation, to comply with requirements of any other appropriate taxing authority, or to comply with the provisions of the 1940 Act or of the Employee Retirement Income Security Act of 1974, as any of said laws may be amended from time to time.

~~ARTICLE VII~~

~~BOARD OF DIRECTORS~~

ARTICLE VII
BOARD OF DIRECTORS

The number of directors of the Corporation shall be ~~two~~six (~~2~~6)~~,~~ which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law.  The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are Ronald W. Swenson ~~and Salvador O. Gutierrez.~~ , Salvador O. Gutierrez, J. Michael Egan, Michael G. McCaffery John F. Cogan and John Glynn.  The forgoing provisions notwithstanding, effective upon the execution of the Master Loan Agreement referred to in Article XV hereof, and continuously thereafter until all obligations, liabilities and indebtedness of the Corporation under the Master Loan Agreement have been fully paid and discharged and the loan commitments thereunder have terminated, in addition to the six directors provided for herein (or such greater or lesser number as may be provided for in the Bylaws), the Corporation shall have one additional director who shall be a Designated Director as defined in Article XV.

~~ARTICLE VIII~~

~~MANAGEMENT OF THE CORPORATION’S AFFAIRS~~

ARTICLE VIII
MANAGEMENT OF THE AFFAIRS OF THE CORPORATION

A.

All corporate powers and authority of the Corporation shall be vested in and exercised by, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors except as otherwise provided by statute, the charter, or the Bylaws of the Corporation.

B.

The Board of Directors shall have the exclusive power to adopt, alter, or repeal the Bylaws of the Corporation.

C.

Subject to the provisions of the Maryland General Corporation Law, the Board of Directors shall have the power to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) shall be open to inspection by stockholders.  No stockholder shall have any right to inspect any account, book, or document of the Corporation except to the extent permitted by statute or the Bylaws.

D.

The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter and in the absence of manifest error or actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock:  the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation.  To the extent not prohibited by law or by this charter or Bylaws, the Board of Directors may delegate the power to make such determinations to any one or more of the directors or officers of the Corporation, its investment adviser, administrator, custodian, or depositary of the Corporation’s assets, or another agent of the Corporation appointed for such purposes.

E.

Except as otherwise required under the 1940 Act, the Board of Directors shall have the power to make distributions, including dividends, from any legally available funds in such amounts, and in a manner and to the stockholders of record as of such a date, as the Board of Directors may determine.

~~ARTICLE IX~~

~~STOCKHOLDER LIABILITY~~

ARTICLE IX
STOCKHOLDER LIABILITY

The stockholders shall not be liable to any extent for the payment of any debt of the Corporation.

~~ARTICLE X~~

~~MAJORITY OF VOTES~~

ARTICLE X
MAJORITY OF VOTES

Except as otherwise provided in these Articles (including Article XV hereof) or under the 1940 Act, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of ~~holder~~holders entitled to cast a majority of all the votes entitled to be cast on the matter.

~~ARTICLE XI~~

~~SPECIAL VOTING REQUIREMENTS—CONTROL SHARES~~

ARTICLE XI
SPECIAL VOTING REQUIREMENTS:  CONTROL SHARES

The Corporation shall not be governed by the provisions of Section 3-602 of the Maryland General Corporation Law.

~~ARTICLE XII~~

~~LIMITATION ON LIABILITY~~

ARTICLE XII

LIMITATION ON LIABILITY

A.

To the maximum extent permitted by the laws of Maryland (but not in violation of any applicable requirement or limitation of the 1940 Act), in each case as currently in effect or as may hereafter be amended:

1.

No director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages; and

2.

The Corporation shall have the power to obligate itself to indemnify and to advance expenses as provided in the Bylaws of the Corporation to its present and past directors, officers, employees and agents (including any person or firm appointed by the Corporation to serve as investment adviser or any similar function), and persons who are serving or have served at the request of the Corporation in similar capacities for other entities.

B.

No amendment, alteration, or repeal of this Article or the adoption, alteration, or amendment of any other provision of these Articles or the Bylaws of the Corporation inconsistent with this Article, shall adversely affect any limitation on liability or indemnification of any person under this Article with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal, or adoption.

~~ARTICLE XIII~~

~~LIMITED TERM OF EXISTENCE~~

ARTICLE XIII
LIMITED TERM OF EXISTENCE

The Corporation shall have a limited period of existence and shall cease to exist at the close of business on December 31, 2012, except that the Corporation shall continue to exist for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs.  After the close of business on December 31, 2012, if the Corporation has not liquidated and wound up its business and affairs, the directors shall become trustees of the Corporation’s assets for purposes of liquidation with the full powers granted to directors of a corporation which has voluntarily dissolved under subtitle 4 of Title 3 of the Maryland General Corporation Law or any successor statute as are necessary to liquidate the Corporation and wind up its affairs, but in no event with lesser power than the powers granted by such subtitle as of the date of incorporation of the Corporation.

~~* * * * *~~

~~ARTICLE XIV~~

~~RIGHT OF AMENDMENT~~

ARTICLE XIV
RIGHT OF AMENDMENT

~~Any~~Subject to Article XV hereof, any provision of these Articles may be amended, altered, or repealed upon the affirmative vote of a majority of all the votes entitled to be cast on the matter.

~~IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act this 30th day of October, 2003.~~

  ~~/s/ Ronald R. Swenson~~

~~RONALD W. SWENSON~~

ARTICLE XV
SPECIAL PURPOSE PROVISIONS

Effective upon the execution of that certain Master Loan Agreement dated as of September __, 2004 (as the same may be amended or restated from time to time, the “MLA”) among the Corporation, the CP Lenders from time to time party thereto, the Conduit Agents from time to time party thereto, the Liquidity Agents from time to time party thereto, and Societe Generale, as Program Agent thereunder, and thereafter continuously until the date on which all obligations, liabilities and indebtedness of the Corporation under the MLA have been fully paid and discharged, and the loan commitments of the CP Lenders thereunder have been terminated, Articles I through XIV above and the Bylaws of the Corporation are subject to this Article XV. This Article XV shall control in the event there is a conflict between the terms of this Article XV and Articles I through XIV above or the Bylaws of the Corporation. All capitalized terms used in this Article XV and not otherwise defined herein shall have the same meaning which they have in the MLA.

A.

The purposes for which the Corporation is organized are limited to (i) those set forth in Section A of Article III, and (ii) transacting any and all lawful business for which a corporation may be incorporated under the Maryland General Corporation Law that is incidental and necessary or appropriate to the foregoing.

B.

The indemnification obligations of the Corporation set forth in paragraph 2 of Section A of Article XII and in the Corporation’s Bylaws, shall (except to the extent covered by insurance) be fully subordinated in right of payment to the obligations of the Corporation under the MLA.

C.

The Corporation shall at all times observe the following:

1.

At all times after the Closing Date, at least one of the directors of the Corporation shall be a Designated Director. A “Designated Director” shall mean a director of the Corporation who is not at the time of initial election, or at any time while serving as a director of the Corporation, and has not been at any time during the preceding five (5) years: (a) a stockholder, director (with the exception of serving as the Designated Director of the Corporation and any other bankruptcy-remote special purpose entity formed for the sole purpose of securitizing, or facilitating the securitization of, assets of any Affiliate of the Corporation), officer, employee, partner, attorney or counsel of the Corporation, or any Affiliate; (b) a customer, supplier or other person or entity who derives any of its purchases or revenues from its activities with the Corporation or any Affiliate; (c) a person or entity controlling or under common control with any such stockholder, partner, customer, supplier or other person or entity; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other person or entity. “Affiliate” means a person or entity other than the Corporation (i) that directly or indirectly controls or is controlled by or is under common control with the Corporation, (ii) that is an officer of, partner in, or trustee of, or serves in a similar capacity with respect to, the Corporation, or (iii) that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of the Corporation or of which the Corporation is directly or indirectly the owner of 10% or more of any class of equity securities. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise. “Affiliate” of the Corporation does not include a person or entity that is a partner in one or more partnerships or joint ventures with the Corporation or any other Affiliate of the Corporation if such person or entity is not otherwise an Affiliate of the Corporation.  No resignation or removal of a Designated Director, and no appointment of a successor Designated Director, shall be effective until such successor shall have accepted his or her appointment as a Designated Director by a written instrument.  If a Designated Director dies, resigns, is expelled, becomes incapacitated or is removed, or such position is otherwise vacant, no action requiring the unanimous vote of the Board of Directors of the Corporation shall be taken (including, without limitation, any action pursuant to this Article XV) until a successor Designated Director is elected and qualified and approves of such action.  In the event of the death, resignation, expulsion, incapacity or removal of a Designated Director, or a vacancy for any other reason, a successor Designated Director shall be elected by a majority of the remaining directors. When voting on whether the Corporation will take any action described in Section D. of this Article XV, the Designated Director shall owe his or her primary fiduciary duty or other obligation to the Corporation (including, without limitation, the Corporation’s creditors);

2.

The Corporation shall not engage in any business or activity, or incur any indebtedness or liability, other than as expressly permitted by the MLA;

3.

The Corporation shall maintain books and records separate from any other person or entity;

4.

The Corporation shall maintain its bank accounts separate from any other person or entity;

5.

The Corporation shall not commingle its assets with those of any other entity, and shall hold all of its assets in its own name;

6.

The Corporation shall conduct its own business in its own name;

7.

The Corporation shall maintain separate financial statements showing its assets and liabilities separate and apart from those of any other person or entity and shall not have its assets listed on the financial statement of any other entity; provided, however, that the Corporation may be included in consolidated tax returns and financial statements and reports so long as such consolidated tax returns and financial statements and reports show the Corporation and other entities shown therein as separate legal entities and disclose that (i) the assets and credit of the Corporation are not available to pay the debts or obligations of any other entity and (ii) the assets and credit of any other entity shown therein are not available to pay the debts or obligations of the Corporation (except on account of any written guaranty given by such other entity of the Corporation’s obligations under or relating to the MLA);

8.

The Corporation shall file its tax returns separate from any other entity, and not file a consolidated federal income tax return with any other corporation; provided, however, that the Corporation may be included in consolidated tax returns and financial statements and reports so long as such consolidated tax returns and financial statements and reports show the Corporation and other entities shown therein as separate legal entities and disclose that (i) the assets and credit of the Corporation are not available to pay the debts or obligations of any other entity and (ii) the assets and credit of any other entity shown therein are not available to pay the debts or obligations of the Corporation (except on account of any written guaranty given by such other entity of the Corporation’s obligations under or relating to the MLA);

9.

The Corporation shall pay its own liabilities and expenses out of its own funds;

10.

The Corporation shall observe all corporate formalities specified in applicable corporation laws;

11.

The Corporation shall maintain an arm's-length relationship with its affiliates and engage in transactions with affiliates only on commercially reasonable terms;

12.

The Corporation shall not guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of others;

13.

The Corporation shall not acquire obligations or securities of its shareholders;

14.

The Corporation shall allocate fairly and reasonably any overhead for shared office space;

15.

The Corporation shall use separate invoices and checks bearing its own name;

16.

The Corporation shall hold itself out as a separate entity;

17.

The Corporation shall correct any known misunderstanding regarding its separate identity;

18.

The Corporation shall maintain adequate capital in light of its contemplated business operations;

19.

The Corporation shall not identify itself as a division of any other entity; and

20.

The Corporation shall not amend any provision of this Article XV unless the Corporation receives (i) confirmation from each of the Rating Agencies that such amendment would not result in the qualification, downgrade or withdrawal of any applicable securities rating, and (ii) approval of such amendment by the Majority Lenders (at the direction of the Controlling Beneficiary).

D.

The Corporation shall not, without the unanimous consent of all of the directors of the Corporation, including the Designated Director:

1.

amend, alter, change or repeal this Article XV; or

2.

(i) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Corporation, (iii) file a petition seeking or consenting to a reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (iv) consent to the appointment of a receiver, trustee, liquidator, sequestrator or assignee or other similar official for the Corporation or a substantial part of its property, (v) make a general assignment for the benefit of creditors, (vi) admit in writing to the inability of the Corporation to pay its debts generally as they become due, (vii) merge or consolidate with any other entity, or otherwise acquire substantially all of the assets of any other entity or convey, sell or transfer all or substantially all of its properties and assets except as otherwise permitted under the MLA or (viii) take any corporate action in furtherance of the actions set forth in clauses (i) through (vii) of this paragraph.

THIRD:  The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Corporation’s current resident agent is as set forth in Article V of the foregoing amendment and restatement of the charter.

SIXTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

SEVENTH:  The undersigned Chief Executive Officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this ______ of _________________, 2004.

ATTEST: _____________________________ ____________________, Secretary	VENTURE LENDING & LEASING IV, INC. By: _________________________ Name: ______________________ Title: Chief Executive Officer